Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,204,174,000
Previously Paid Amount	0
Total Fee Amount	718,696.43
Total Offset Amount	0
Net Fee	$ 718,696.43